UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

MAGYAR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51726	20-4154978
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Somerset Street, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (732) 342-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On May 8, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Magyar Bancorp, Inc. (the “Company”) decided to dismiss Baker Tilly Virchow Krause LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm effective May 11, 2018.

The audit reports of Baker Tilly on the Company’s consolidated financial statements as of and for the years ended September 30, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2017 and 2016 and through May 11, 2018, there were (1) no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Baker Tilly, would have caused them to make reference to such disagreements in its report on the Company’s financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Baker Tilly with a copy of this Current Report on Form 8-K and requested that Baker Tilly furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Baker Tilly to the Securities and Exchange Commission dated May14, 2018 is attached as Exhibit 16 hereto.

Appointment of New Independent Registered Public Accounting Firm

The Audit Committee has appointed RSM US LLP (“RSM”) to serve as the Company’s independent registered public accounting firm effective May 11, 2018 contingent upon completion of RSM’s client acceptance procedures. If RSM does not accept retention as the Company's independent registered public accounting firm, the Company will amend the Report. During the two most recent fiscal years and through May 11, 2018, the Company did not consult with RSM regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of SEC Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

The following Exhibit is attached as part of this report:

16	Letter dated May 14, 2018 from Baker Tilly LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: May 14, 2018	By:	/s/ John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer